                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

          UL II--Flexible Premium Multifunded Life Insurance Policies
           SPMLI--Single Premium Multifunded Life Insurance Policies

                        Supplement Dated May 1, 2011 to
         UL II Prospectus Dated May 1, 1992 as previously supplemented SPMLI Prospectus Dated May 1, 1988 as previously supplemented

This supplement updates certain information contained in the last prospectus you received, as annually and periodically supplemented. For UL II Policies, the last prospectus you received was dated May 1, 1992; for SPMLI Policies, the last prospectus you received was dated May 1, 1988. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 543, Warwick, RI 02887-0543.

You may allocate net premiums and transfer cash value among a fixed interest account and the available investment divisions of the Metropolitan Tower Separate Account Two. Each available investment division, in turn, invests in the shares of one of the following Portfolios:

  METROPOLITAN SERIES FUND, INC. (CLASS A)

  Artio International Stock Portfolio
  BlackRock Aggressive Growth Portfolio
  BlackRock Bond Income Portfolio
  BlackRock Diversified Portfolio
  BlackRock Money Market Portfolio
  MetLife Stock Index Portfolio
  Oppenheimer Global Equity Portfolio
  T. Rowe Price Small Cap Growth Portfolio

  MET INVESTORS SERIES TRUST (CLASS A)

  BlackRock Large Cap Core Portfolio
  Lord Abbett Bond Debenture Portfolio
  Morgan Stanley Mid Cap Growth Portfolio

The prospectuses for the Portfolios describe in greater detail an investment in the Portfolios including investment objectives, strategies, risk, sub-advisors and fees and expenses for each Portfolio. YOU CAN OBTAIN PROSPECTUSES FOR THE PORTFOLIOS BY CALLING 1-800-638-5000.

ANNUAL PORTFOLIO OPERATING EXPENSES

The following tables describe the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns a Policy. The first table shows the minimum and maximum fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2010. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the prospectuses for the Portfolios. Certain Portfolios may impose a redemption fee in the future.

The next table describes the annual operating expenses for each Portfolio for the year ended December 31, 2010, as a percentage of the Portfolio's average daily net assets for the year (before and after contractual fee waivers and expense reimbursements).

MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

                                                                                                   MINIMUM MAXIMUM
------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or
service (12b-1) fees, and other expenses)                                                           0.27%   0.96%

PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)

----------------------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTION            ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                         AND/OR               FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                          MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
PORTFOLIO                                    FEE          FEES       EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
----------------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--CLASS A
----------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio           0.59%         --          0.05%     --       0.64%         --          0.64%
----------------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio         0.50%         --          0.03%     --       0.53%         --          0.53%
----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Mid Cap Growth Portfolio      0.66%         --          0.14%     --       0.80%        0.02%        0.78%/1/
----------------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.--CLASS A
----------------------------------------------------------------------------------------------------------------------------
Artio International Stock Portfolio          0.82%         --          0.12%    0.02%     0.96%        0.05%        0.91%/2/
----------------------------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth Portfolio        0.73%         --          0.04%     --       0.77%         --          0.77%
----------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income Portfolio              0.37%         --          0.03%     --       0.40%        0.03%        0.37%/3/
----------------------------------------------------------------------------------------------------------------------------
BlackRock Diversified Portfolio              0.46%         --          0.04%     --       0.50%         --          0.50%
----------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio             0.32%         --          0.02%     --       0.34%        0.01%        0.33%/4/
----------------------------------------------------------------------------------------------------------------------------
MetLife Stock Index Portfolio                0.25%         --          0.02%     --       0.27%        0.01%        0.26%/5/
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity Portfolio          0.53%         --          0.08%     --       0.61%         --          0.61%
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth Portfolio     0.50%         --          0.07%     --       0.57%         --          0.57%
----------------------------------------------------------------------------------------------------------------------------

--------
/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% of the first $500 million of the Portfolio's average daily net assets plus 0.625% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.
/2/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.78% for the first $900 million of the Portfolio's average daily net assets, 0.75% for the next $100 million, 0.725% for the next $500 million and 0.70% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for the next $2.4 billion and 0.25% on amounts over $3.4 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/4/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.245% for the amounts over $500 million but less than $1 billion, 0.24% for the next $1 billion and 0.235% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

THE PORTFOLIOS

The following table describes the investment objective and identifies the investment adviser of each Portfolio.

PORTFOLIO                                      INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
------------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--CLASS A
------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio     Seeks long-term capital growth.       MetLife Advisers, LLC
                                                                             Subadviser: BlackRock Advisors, LLC
------------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio   Seeks high current income and the     MetLife Advisers, LLC
                                       opportunity for capital appreciation  Subadviser: Lord, Abbett & Co. LLC to produce a high total return.
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Mid Cap Growth          Seeks capital appreciation.           MetLife Advisers, LLC
Portfolio                                                                    Subadviser: Morgan Stanley Investment
                                                                             Management Inc.
------------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND,
INC.--CLASS A
------------------------------------------------------------------------------------------------------------------------
Artio International Stock Portfolio    Seeks long-term growth of capital.    MetLife Advisers, LLC
                                                                             Subadviser: Artio Global Management, LLC
------------------------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth Portfolio  Seeks maximum capital                 MetLife Advisers, LLC
                                       appreciation.                         Subadviser: BlackRock Advisors, LLC
------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income Portfolio        Seeks a competitive total return      MetLife Advisers, LLC
                                       primarily from investing in fixed-    Subadviser: BlackRock Advisors, LLC
                                       income securities.
------------------------------------------------------------------------------------------------------------------------
BlackRock Diversified Portfolio        Seeks high total return while         MetLife Advisers, LLC
                                       attempting to limit investment risk   Subadviser: BlackRock Advisors, LLC
                                       and preserve capital.
------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio       Seeks a high level of current         MetLife Advisers, LLC
                                       income consistent with                Subadviser: BlackRock Advisors, LLC
                                       preservation of capital.
------------------------------------------------------------------------------------------------------------------------
MetLife Stock Index Portfolio          Seeks to equal the performance of     MetLife Advisers, LLC
                                       the Standard & Poor's 500(R)          Subadviser: MetLife Investment Advisors
                                       Composite Stock Price Index.          Company, LLC
------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity Portfolio    Seeks capital appreciation.           MetLife Advisers, LLC
                                                                             Subadviser: OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth         Seeks long-term capital growth.       MetLife Advisers, LLC
Portfolio                                                                    Subadviser: T. Rowe Price Associates, Inc.

OTHER INFORMATION

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

FEDERAL TAX MATTERS

The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. Because individual circumstances vary, you should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

IRS CIRCULAR 230 NOTICE: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax advisor.

INSURANCE PROCEEDS

.. Generally excludable from your beneficiary's gross income to the extent provided in Section 101 of the Internal Revenue Code ("Code").

  In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

  Insurance death proceeds will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

.. Whether or not any federal estate tax is due is based on a number of factors, including the estate size.

.. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The rules under section 7702 of the Internal Revenue Code with respect to Policies issued on a substandard risk basis are not entirely clear.

CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution such as on the Final Date. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).

There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

SPLIT-DOLLAR INSURANCE PLANS

The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangement may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

LOANS

.. Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

.. If your Policy terminates (upon surrender, cancellation lapse, the Final Date or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, cancelled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

.. The tax consequences of loans outstanding after the 15th Policy year are uncertain.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC.

If your Policy is considered a modified endowment contract:

.. The death benefit will still generally be income tax free to your beneficiary, as discussed above.

.. Amounts withdrawn or distributed before the insured's death, including
  (without limitation) loans, assignments and pledges, are (to the extent of any gains on your policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

.. You will generally owe an additional 10% tax penalty on the taxable portion of the amounts you received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.

.. If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies. In addition, if Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

INVESTOR CONTROL

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.

Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.

It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance Policy purchase.

BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. As noted, in the case of a business owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

   . Possible taxation of cash value transfers.

   . Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

   . Possible limits on the number of investment funds available or the frequency of transfers among them.

   . Possible changes in the tax treatment of Policy benefits and rights.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

THE COMPANY'S INCOME TAXES

Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.